United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR/A

Certified Shareholder Report of Registered Management
Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.
(Exact name of registrant as specified in charter)

205 E. Wisconsin Ave., Suite 120, Milwaukee, WI 53202
(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer
Eagle Capital Growth Fund, Inc.
205 E. Wisconsin Ave., Suite 120
Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.    REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.
Annual Report
December 31, 2008

Top Ten Holdings (as of December 31, 2008)

Company	Market Value	Percentage of Equity Portfolio

Johnson & Johnson	$1,017,110	6.1%

O’Reilly Automotive, Inc.	$922,200	5.6%

Colgate-Palmolive Co.	$891,020	5.4%

Stryker Corp.	$878,900	5.3%

Franklin Resources, Inc.	$829,140	5.0%

General Electric Co.	$810,000	4.9%

Teleflex Inc.	$801,600	4.8%

AFLAC Inc.	$756,360	4.6%

Eaton Vance Corp.	$756,360	4.6%

Emerson Electric Co.	$732,200	4.4%

Dear Fellow Shareholders,

          For 2008, the Fund’s net asset value (“NAV”) declined 28%, after taking into account the Fund’s $0.3512 per share year-end cash dividend. The S&P 500 (total return basis), which is the benchmark against which the Fund compares itself, fell 37% for the year.

Value $100 invested in Eagle Capital Growth Fund and S&P 500 in 2000

          While the Fund’s relative performance was excellent, it is hard to be too ecstatic when the absolute return is so dismal. To paraphrase an old saying----you can’t live off relative performance.

          We’ve used the market turmoil and volatility to fine-tune the Fund’s portfolio. As you will note, we’ve added (or increased our stake in) some mutual fund management companies (Eaton Vance, Franklin Resources, Inc. and T. Rowe Price Group) and bolstered our position in data processing companies, including Automatic Data Processing, Inc. and Paychex, Inc.

          We dramatically reduced our exposure to banks during 2008 and remain wary of bank managers generally. We expressed our concern about managerial incompetence in the banking arena in our 2008 Semiannual Report, and nothing in the past six months has altered our views. The Fund still holds investments in a few banks where the valuations are depressed. Longer-term, it will be a rare and special event to find a bank in the Fund’s portfolio.

          There were some other significant developments in 2008. The Fund changed its name from “NAIC Growth Fund, Inc.” to its current moniker. This decision was driven by the NAIC (National Association of Investors Corporation), which no longer wanted to license its name to any third party. We remain on excellent terms with the NAIC and continue to share a common philosophy based on long-term investing in growth companies.

          The Fund was fortunate to be able to add two new talented directors during 2008, Phil Hanrahan and Neal Zalenko. Mr. Hanrahan, now retired, practiced corporate law for more than 40 years. Mr. Zalenko retired as a certified public accountant after 35 years of practice, including the sale of his accounting practice to a larger firm. We welcome Phil and Neal to the Board and know that the Fund will benefit from their intelligence, experience and insights.

          We’re always thrilled to hear from our shareholders. But, our ground rules remain the same: we won’t discuss any prospective Fund security purchase or sale.

          Thank you for your continued support.

Luke E. Sims	David C. Sims
e-mail: luke@simscapital.com	e-mail: dave@simscapital.com
(414) 530-5680	(414) 765-1107

January 8, 2009

Eagle Capital Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 2008

Assets

Common stock--at market value (cost $15,742,947)	$16,543,029
Cash and cash-equivalents	333,418
Cash receivable for shares issued to DRIP	157,021
Short-term interest receivable	86
Dividends receivable	47,262
Prepaid insurance	19,311

$17,100,127

Liabilities

Accounts payable	$4,271
Accrued expenses	43,942

$48,213

Total net assets	$17,051,914

Shareholders’ Equity

Common stock- $0.001 par value per share; authorized 50,000,000 shares, outstanding 2,975,426 shares	2,977
Paid-in capital	16,248,243
Undistributed net investment income	612
Unrealized appreciation on investments	800,082

Shareholders’ equity	$17,051,914

Net asset value per share	$5.73

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2008

Investment Income

Dividends	$529,456
Interest	9,536

Total investment income	$538,992

Expenses

Advisory fees	$164,564
Legal fees	64,572
Insurance	18,567
Transfer agent	25,070
Audit fees	30,600
Directors’ fees and expenses	15,000
Custodian fees	7,500
Listing fee	15,000
Other fees and expenses	33,421

Total expenses	$374,294

Net investment income	$164,698

Realized Gain and Unrealized Depreciation on Investments

Realized gain on investments:
Proceeds from sale of investment securities	$8,311,856
Less: cost of investment securities sold	7,431,393

Net realized gain on investments	$880,463

Unrealized appreciation on investments:
Unrealized appreciation at end of period	$800,082
Less: unrealized appreciation at beginning of period	8,906,383

Net change in unrealized appreciation on investments	$(8,106,301)

Net realized gain and unrealized depreciation on investments	$(7,225,838)

Net decrease from operations	$(7,061,140)

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Statements of Changes in Net Assets

	Year Ended December 31, 2007	Year Ended December 31, 2008

From Operations:

Net investment income	$217,976	$164,698
Net realized gain on investments	2,215,083	880,463
Net change in unrealized appreciation on investments	(2,963,325)	(8,106,301)

Net decrease from operations	$(530,266)	$(7,061,140)

Distributions to Shareholders from:

Net investment income	(232,401)	(154,552)
Net realized gain from investment transactions	(2,215,083)	(880,463)

Total distribution	$(2,447,484)	$(1,035,015)

From Capital Stock Transactions:

Dividend reinvestment	1,308,377	157,038
Cash purchases	—	—

Net increase from capital stock transactions	1,308,377	157,038

Decrease in net assets	$(1,669,373)	$(7,939,117)

Total Net Assets:

Beginning of year	$26,660,404	$24,991,031
End of period (including under/(over)distributed net investment income of $(9,534) and $612)	$24,991,031	$17,051,914

Shares:
Shares issued to shareholders under the Dividend Reinvestment and Cash Purchase Plan	154,746	28,344

Shares at beginning of year	2,792,336	2,947,082
Shares at end of period	2,947,082	2,975,426

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Financial Highlights (A)

For the periods ended:	2004	2005	2006	2007	2008

Net asset value at beginning of year	$8.99	$9.63	$9.58	$9.55	$8.48

Net investment income	$0.01	$0.07	$0.08	$0.07	$0.05
Net realized gain and unrealized appreciation (loss) on investments	$0.81	$0.05	$1.07	($0.26)	($2.45)

Total from investment operations	$0.82	$0.12	$1.15	($0.19)	($2.40)

Distribution from:
Net investment income	(0.01)	(0.07)	(0.08)	(0.08)	(0.05)
Realized gains	(0.17)	(0.10)	(1.10)	(0.80)	(0.30)
Total distributions	(0.18)	(0.17)	(1.18)	(0.88)	(0.35)

Net asset value at end of period	$9.63	$9.58	$9.55	$8.48	$5.73

Per share market price, end of period last traded price (B)	$7.83	$8.70	$8.00	$8.30	$5.00

Total Investment Return (C):

Based on market value:
1 Year	(3%)	13%	4%	12%	(34%)
5 Year	7%	3%	3%	5%	(4%)
10 Year	13%	9%	7%	3%	2%
From inception	9%	9%	9%	11%	7%

Based on net asset value
1 Year	9%	1%	13%	(2%)	(28%)
5 Year	6%	2%	5%	8%	(3%)
10 Year	13%	9%	9%	7%	1%
From inception	11%	10%	10%	11%	8%

Net assets, end of year (000s omitted)	$26,873	$26,760	$26,660	$24,991	$17,052
Ratios to average net assets (annualized):
Ratio of expenses to average net assets	1.80%	1.46%	1.50%	1.64%	1.69%

Ratio of net investment income to average net assets	0.11%	0.72%	0.85%	0.81%	0.74%

Portfolio turnover	7%	4%	7%	16%	37%
Average commission paid per share	$0.10	$0.08	$0.06	$0.02	$0.01

(A) All per share data for the periods shown has been restated to reflect the effect of a 15% stock dividend that was declared on April 21, 2005, and paid on May 23, 2005 to shareholders of record on May 13, 2005.

(B) If there was no sale on the valuation date, the bid price for each such date is shown.

(C) Sims Capital Management LLC became the investment advisor to the Fund on June 1, 2007.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.
Portfolio of Investments (as of December 31, 2008)

Common Stock (97.1% of total investments)	Shares	Cost	Market Value	Percent of Total Investments

Consumer
Colgate- Palmolive Co.	13,000	322,390	$891,020
PepsiCo, Inc.	10,000	168,296	547,700

			$1,438,720	(8.4%)
Data Processing
Automatic Data Processing, Inc.	12,000	417,172	472,080
Jack Henry & Associates Inc.	34,000	626,877	659,940
Metavante Technologies, Inc.*	1,666	43,292	26,839
Paychex Inc.	18,000	522,370	473,040
Total Systems Services, Inc.	13,065	177,851	182,910

			$1,814,809	(10.7%)
Drug/Medical Device
Johnson & Johnson	17,000	731,295	1,017,110
Medtronic, Inc.	17,000	850,214	534,140
Pfizer Inc.	33,000	701,800	584,430
Stryker Corp.	22,000	180,012	878,900
Teleflex Inc.	16,000	545,608	801,600
Zimmer Holdings Inc.*	1,000	81,859	40,420

			$3,856,600	(22.6%)
Bank
CIT Group, Inc.	20,000	587,335	90,800
Citigroup Inc.	22,000	368,636	147,620
Marshall & Ilsley Corporation	5,000	167,716	68,200
State Street Corp.	6,000	54,688	235,980

			$542,600	(3.2%)
Industrial
Emerson Electric Co.	20,000	335,278	732,200
General Electric Co.	50,000	1,179,979	810,000
Graco Inc.	25,000	987,169	593,250
Manitowoc Company Inc.	65,000	1,269,708	562,900
Sigma Aldrich Corp.	7,000	58,094	295,680

			$2,994,030	(17.6%)
Mutual Fund Managers
Eaton Vance Corp.	36,000	1,032,875	756,360
Franklin Resources	13,000	1,190,124	829,140
T. Rowe Price, Inc.	19,000	633,571	673,360

			$2,258,860	(13.3%)
Insurance
AFLAC Inc.	16,500	79,484	756,360
Berkshire Hathaway “B”*	160	636,737	514,240

			$1,270,600	(7.5%)
Retail/Distribution
The Home Depot, Inc.	26,500	1,039,592	610,030
Lowe’s Companies Inc.	10,000	254,089	215,200
O’Reilly Automotive Inc.*	30,000	189,637	922,200
Sysco Corp.	27,000	309,199	619,380

		$15,742,947	$2,366,810	(13.9%)

Total common stock investments		$15,742,947	$16,543,029

Cash and cash equivalents (2.9% of total investments)			490,439

Total investments			$17,033,468

All other assets less liabilities			18,446

Total net assets			$17,051,914

* = Non-dividend paying security

See Notes to Financial Statements.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), is a diversified closed-end investment company subject to the Investment Company Act of 1940. The Fund changed its corporate name from “NAIC Growth Fund, Inc.” to its current name at the end of May, 2008.

(2)	Significant Accounting Policies.

The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the Notes to the Financial Statements:

Dividends and distributions—Dividends from the Fund’s net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually.

Investments—Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. If no such price is available on the valuation date, the Board of Directors has determined that the most recent market price be used. The Fund uses the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost, which approximates fair value. Any discount or premium is amortized from the date of acquisition to maturity. Investment security purchases and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis while dividends are included in income on the ex-dividend date.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes—The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund. The Fund plans to distribute annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

The following information is based upon the Federal income tax basis of portfolio investments as of December 31, 2008:

Gross unrealized appreciation	$4,856,968
Gross unrealized depreciation	(4,056,886)

Net unrealized appreciation	$800,082

Federal income tax basis	$15,742,947

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services. The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense. The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses are the responsibility of the investment advisor.

Fair Value Accounting—Effective January 1, 2008, the Fund adopted SFAS 157. SFAS 157 established a framework for measuring fair value and expands disclosure about fair value measurements. SFAS 157 was issued to bring conformity to the definition of fair value; prior to SFAS 157 there was no conformity in the accounting guidance regarding the definition of fair value.

Valuation Hierarchy

SFAS 157 establishes a three-level valuation hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets in which the Fund can participate.

          Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

          Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement, and include inputs that are available in situations where there is little, if any, market activity for the related asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following is a description of the valuation methodologies used for instruments measured at fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Assets

Common Stock Investments

All of the Fund’s common stock investments are classified within Level 1 of the valuation hierarchy as quoted prices are available in an active market.

          The following table presents the financial instruments carried at fair value as of December 31, 2008, as identified on the Statement of Assets and Liabilities and by the SFAS 157 hierarchy (as described above):

Assets measured at fair value on a recurring basis as of December 31, 2008:

	Quoted Prices in Active Markets for Identical Assets Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Balance at December 31, 2008

Common Stock Investments	$ 16,543,029	$ —	$ —	$ 16,543,029

(3)	Certain Service Providers Arrangements

Investment advisor—For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8 million. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor. Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors. SCM is 50 percent owned by the President and CEO who is also Director of the Fund and an owner of more than five percent of the Fund’s outstanding shares. David C. Sims, the son of the President and CEO, is the Fund’s Chief Financial Officer and Chief Compliance Officer and owns the remaining 50 percent of SCM.

Custodian—LaSalle Bank, NA (“LaSalle”), an affiliate of Bank of America Corporation, serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, LaSalle receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee.

Transfer Agent—Transfer agent American Stock Transfer & Trust Company (“AST”) serves as the Fund’s transfer agent and dividend disbursing agent pursuant to custody agreements. AST receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. AST also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“Plan”) which allows shareholders to reinvest cash dividends and make cash contributions. Pursuant to the terms of the Plan, cash dividends may be used by the Plan agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to Plan participants. Voluntary cash contributions from Plan participants are used to purchase Fund shares in the open market. A complete copy of the Plan is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from AST, the Plan agent.

(5)	Distributions to Shareholders

On December 1, 2008, a distribution of $0.3512 per share aggregating $1,035,015 was declared from realized short- and long-term gains and ordinary income. The dividend was paid on December 26, 2008, to shareholders of record December 12, 2008.

The tax character of distributions paid during 2007 and 2008 was as follows:

	2007	2008

Distributions paid from:
Ordinary Income	$232,401	$154,552
Capital Gains:
Long-term	23,816	120,368
Short-term	2,191,267	760,095

	$2,447,484	$1,035,015

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Under-distributed ordinary income	$612
Unrealized appreciation	$800,082

(6)	Fund Investment Transactions

Purchases and sales of securities, other than short-term securities, for the period ended December 31, 2008, were $8,524,522 and $8,311,856, respectively.

(7)	Financial Highlights.

The Financial Highlights present a per share analysis of how the Fund’s net asset value has changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. The total investment return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the asked price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts shown.

          Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowners
Eagle Capital Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Eagle Capital Growth Fund, Inc., as of December 31, 2008 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Capital Growth Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Plante & Moran, PLLC

Auburn Hills, Michigan
February 9, 2009

EAGLE CAPITAL GROWTH FUND, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(THE “PLAN”)

          ADVANTAGES OF THE PLAN

Your increased shareholdings of Eagle Capital Growth Fund, Inc. common stock will generate additional dividend and/or other distribution income.

You may choose to have all of your dividends and/or other distributions reinvested in shares of Eagle Capital Growth Fund, Inc. common stock.

You may make additional voluntary cash investments as often as once each month, in an amount of not less than $50 nor more than $250,000 per year.

Your cash dividends and/or other distributions will go directly to American Stock Transfer & Trust Company (the “Plan Agent”), which will administer the Plan, assuring prompt reinvestment of your dividends and/or other distributions. It is intended that such cash dividends and/or other distributions, together with any voluntary cash payments, will be fully utilized to purchase shares of Eagle Capital Growth Fund, Inc. common stock.

The Plan Agent does all of the work and, at your option, will accept delivery from you, for safekeeping of, the certificates which you hold in your own name and representing shares of stock of Eagle Capital Growth Fund, Inc. by establishing a “book-entry” account in your name.

The maintenance of your personal records is simplified by the detailed statements which the Plan Agent will mail to you after each investment.

Participation in the Plan is entirely voluntary. You may join at any time, and you may terminate your participation whenever you wish by following the procedures described below.

There are no fees or charges imposed upon you, other than brokerage commissions, and reasonable transaction and termination fees.

          PARTICIPATION IN THE PLAN

Any holder of common stock of Eagle Capital Growth Fund, Inc. (“Fund”), may participate in the Plan.

          JOINING THE PLAN

To join the Plan, you can either enroll on-line at www.amstock.com and clicking on “Shareholder Account Access” or you can sign and complete the enclosed enrollment and authorization form and mail it to: American Stock Transfer & Trust Company, P.O. Box 922 Wall Street Station, New York, New York 10269-0560. Please make sure that if you enroll by completing the enrollment and authorization form that you sign your name exactly the same as shown on your shareholder account. Once you have completed and returned the form to American Stock Transfer & Trust Company, you will begin participating automatically in the Plan and all cash dividends and/or other distributions on Eagle Capital Growth Fund, Inc. common stock registered in your name will be reinvested automatically.

          COSTS OF THE PLAN

There are no special fees or charges relating to participation in the Plan, other than reasonable transaction fees and brokerage commissions. A termination or sale fee (currently $15 plus $0.10 per share) may be imposed when you terminate or sell your shares in the Plan and take delivery of accumulated shares. The benefit of any reduced brokerage commissions will be passed on, pro rata, to participants. In addition, if you wish to deposit your certificated shares in your plan account, there is currently a transaction fee of $7.50 for this service.

          DIVIDEND REINVESTMENT

Dividend payments and/or other distributions made by the Fund to participants in the Plan are made in one of two ways. They are paid to the Plan Agent either in cash (which then are used to purchase shares in the open market), or by the delivery of newly-issued Fund shares. The option chosen by the Fund is the one that the Fund determines is the most favorable to participants, as described below under “Additional Terms and Conditions of Participation in the Eagle Capital Growth Fund, Inc. Dividend Reinvestment and Cash Purchase Plan.” In the event the Plan Agent is unable to complete its acquisition of shares to be purchased on the open market by the end of the thirtieth (30th) day following receipt of the cash dividends and/or other distributions from the Fund, any remaining funds will be returned to the Participants on a pro rata basis.

          VOLUNTARY CASH PAYMENTS

You may make voluntary monthly cash payments of not less than $50 (but not more than $250,000 per year) for the purpose of acquiring additional shares. You may make these voluntary cash payments regularly or from time to time, and you may also vary the amount of each payment so long as the amount of any monthly voluntary cash payment meets the foregoing limitations. Voluntary cash payments must be received by the Plan Agent on or prior to the last day of any month and will be invested beginning on or about the first business day of the following month (an “Investment Date”). Voluntary cash payments will be invested in shares purchased in the open market, (calculated to three decimal places in your account). However, if purchases of shares on the open market with such voluntary cash payments have not been completed by an ex-dividend date, the balance of such cash payments will be returned and credited on a pro rata basis. The Plan Agent will also return all voluntary cash payments it is holding or receives for purchases to be made on the Investment Date immediately following the dividend payment date if purchases are being made with the cash dividends or other distributions on or after such Investment Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased on the open market by the end of the thirtieth (30th) day following the Investment Date, any remaining funds will be returned to the participants on a pro rata basis. All cash payments received by the Plan Agent in connection with the Plan will be held without earning interest. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect federal funds by the end of the month. This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares for the calendar month indicated, the Plan Agent shall attempt to invest such payment on the next Investment Date. Optional cash payments can also be made on-line at www.amstock.com. You need to know your American Stock Transfer & Trust Company 10 digit account number to access your account.

If an optional cash payment is paid by a check and the check is returned by the bank, a fee of $25 will be charged. If the funds have not yet been invested, the Plan Agent will debit the amount of such funds. If the funds have been invested, then the Plan Agent will sell the shares to recover the amount of the returned check. If the cash balance of the sale is not enough to cover the debit of the amount of the returned check, then the Plan Agent reserves the right to sell account shares to pay the balance. The Plan Agent will also sell additional shares to recover the amount of the return fee.

          HOLDING OF SHARES

For your convenience, the Plan Agent will hold all shares that you acquire as a result of your participation in the Plan for safekeeping. However, upon your on-line request at www.amstock.com, telephonically at (877) 739-9994 or request by mail, the Plan Agent will send you a certificate representing a specified number of full shares which you have acquired through the Plan and which are held for your account.

The Plan Agent will also allow you to deposit with it, in safekeeping and in your “book-entry” account for the Plan, any additional stock certificates for the Fund’s shares you might have in your possession. This will enable you to guard against loss, theft or damage.

          STATEMENT OF ACCOUNT

A cumulative, detailed statement of your account under the Plan for each current calendar year will be sent to you by the Plan Agent; and you will also receive the customary Form 1099 (Internal Revenue Service) reporting dividend and/or other distribution income.

          WITHDRAWAL OF SHARES

You are not committed to remain in the Plan. You may terminate your participation at any time by written notice to the Plan Agent or on line at www.amstock.com. All requests for termination of participation in the Plan must be received at least three business days prior to the next dividend and/or other distribution payment date in order for the cash dividend and/or other distribution not to be reinvested. A separate written request, however, must be made to obtain the return of any voluntary cash payment. You may obtain the return of any voluntary cash payment if your written request is received by the Plan Agent at least forty-eight (48) hours prior to the time such voluntary cash payment is invested.

Upon terminating participation in the Plan, certificates for full shares held in your account will be issued and sent to you. Any remaining fractional share will be converted to cash, on the basis of the then current market price of the Fund’s common stock, and a check, representing the same, will be issued and sent to you (less service fees). If you desire, you may direct that your full shares be sold in the open market and that the proceeds (less any brokerage commission incurred as a result of such sale) be sent to you.

          INCOME TAX CONSIDERATIONS

Dividends (including those declared in shares of stock) and other distributions invested under the Plan are taxable in the same way as dividends and other distributions paid to you in cash.

          SHAREHOLDERS’ RIGHTS

Shares held under the Plan have the same rights as all other shares, in terms of stock dividends, stock splits, and preemptive and voting rights. Stock dividends will be fully credited to your account. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or corporate action.

          MORE DETAILED INFORMATION

If you have any questions regarding your specific participation in the Plan, please visit the Plan Agent on-line at www.amstock.com, call the Plan Agent at (877) 739-9994 or write the Plan Agent at:

Transaction Processing

American Stock Transfer & Trust Company
DRP Plan
P.O. Box 922 Wall Street Station
New York, NY 10269-0560

Inquiries

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Directors Who Are Interested Persons of the Fund and Officers

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (in addition to positions held in the Fund)	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)

Luke E. Sims, age 59	President; Chief Executive Officer and Director	Term of office one year. Served as a director since 2002.	Partner in the law firm of Foley & Lardner LLP since 1984; Director, Wilson-Hurd Mfg. Co.; Manager of the Advisor since 2003.	One	LaCrosse Footwear, Inc. (manufacturer and marketer of sporting and industrial footwear)

* The address of Mr. Sims is the address of the principal executive office of the Fund. Luke E. Sims is an Interested Person within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 because he is the President and Chief Executive Officer of the Fund, beneficially owns in excess of 5% of the Fund’s outstanding shares of common stock and he is affiliated with the Fund’s investment advisor, Sims Capital Management LLC (the “Advisor”). Luke E. Sims is the father of David C. Sims, the Chief Financial Officer and Chief Compliance Officer of the Fund.

** The Fund is not part of any fund complex.

Directors Who Are Not Interested Persons

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)

Robert M. Bilkie, Jr., age 48	Chairman; Director	Term of office one year. Served as a director since 2006.

President and Chief Executive Officer of Sigma Investment Counselors, Inc. (a registered investment advisor) since 1987; member of the NAIC/Better Investing Securities Review Committee and of the NAIC/Better Investing Editorial Advisory Committee (non-remunerative).

				One	None

Phillip J. Hanrahan, age 69	Director	Term of office one year. Served as a director since 2008.	Retired partner of Foley & Lardner LLP (law firm).	One	None

Carl A. Holth, age 76	Director	Term of office one year. Served as a director since 1989.	Retired; former Director, Sunshine Fifty, Inc. and former Director Harrison Piping Supply, Inc.	One	None

Peggy L. Schmeltz, age 81	Director	Term of office one year. Served as a director since 1989.	Retired; Trustee of Better Investing (NAIC) (since 1995); lecturer at various NAIC chapters, former Director of Bowling Green State University Foundation Board.	One	None

Benedict J. Smith, age 89	Director	Term of office one year. Served as a director since 1996.	Retired; Director, Detroit Executive Service Corps (an advisory service for non-profit organizations); Director, Vista Maria (a nonprofit charitable organization).	One	None

Neal F. Zalenko, age 63	Director	Term of office one year. Served as a director since 2008.	Retired; Founder and Managing partner of Zalenko & Associates, P.C. (accounting firm), that merged with Virchow Krause & Company in early 2005.	One	None

*The address of each is the address of the principal executive office of the Fund.

**The Fund is not part of any fund complex.

Officers Who Are Not Directors

Name, Address and Age*	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**	Other Directorships Held by Director or Nominee for Director (Public Companies)

David C. Sims age 27	Chief Financial Officer and Chief Compliance Officer	Term of office one year. Served as Chief Financial Officer and Chief Compliance Officer since 2007*	Manager, Peregrine Investment Fund LLC (private investment fund) since 2003; Manager of the Advisor since 2003.	One	None

Christopher J. Dine age 52	Secretary	Term of office one year. Served as Secretary since 2007.	Attorney with Bodman LLP since 1985	None	None

*The address of each is the address of the principal executive office of the Fund.

**The Fund is not part of any fund complex.

***David C. Sims is the son of Luke E. Sims, the President and Chief Executive Officer of the Fund.

Compensation.

          The following table sets forth the aggregate compensation paid to all Fund directors for the period ended December 31, 2008. Directors who are not “interested persons” of the Fund receive an annual retainer of $3,000 a year, paid in equal quarterly installments. Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees. Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

          Luke E. Sims, who is deemed to be an “interested person” of the Fund, is not entitled to receive directors’ fees from the Fund by reason of his relationship to the Fund’s investment advisor.

          No Fund officer receives compensation in his capacity as an officer of the Fund. Fund officers are: Luke E. Sims, President and Chief Executive Officer; Christopher J. Dine, Secretary; and David C. Sims, Chief Financial Officer and Chief Compliance Officer. Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

          The Fund is not part of a mutual fund complex.

Directors who are “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not “interested persons” of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Complex paid to Directors

Robert M. Bilkie, Jr., Director	$3,000	None	None	$3,000

Phillip J. Hanrahan Director	$1,500	None	None	$1,500

Carl A. Holth, Director	$3,000	None	None	$3,000

Peggy L. Schmeltz, Director	$3,000	None	None	$3,000

Benedict J. Smith, Director	$3,000	None	None	$3,000

Neal F. Zalenko, Director	$1,500	None	None	$1,500

Board of Directors

Robert M. Bilkie, Jr.	Carl A. Holth	Phillip J. Hanrahan	Peggy L. Schmeltz
Chairman of the Board	Director	Director	Director
Southfield, MI	Clinton Twp., MI	Milwaukee, WI	Bowling Green, OH

Luke E. Sims	Benedict J. Smith	Neal Zalenko
President & Chief Executive Officer	Director	Director
Milwaukee, WI	Birmingham, MI	Birmingham, MI

Shareholder Information

Trading. Fund shares trade under the symbol GRF on the NYSE Alternext US (formerly the American Stock Exchange).

Fund Stock Repurchases. The Fund is authorized, from time to time, to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price.

Dividend Reinvestment and Cash Purchase Plan. By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions. You can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc. If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, American Stock Transfer and Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, telephone number (800) 937-5449.

Proxy Voting. The Fund typically votes by proxy the shares of portfolio companies. If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, 2008, you can get that information without charge (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2009). We collect nonpublic personal information about you from the following sources: (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others. We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice. We restrict access to your personal and account information to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards to guard you nonpublic personal information. In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information. The Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters on SEC Form N-Q. You can obtain copies of these filings, and other information about the Fund, from the SEC’s website (www.sec.gov) or from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107. The Fund’s Forms N-Q can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the Public Reference Room by calling the SEC at (800) 732-0330.

Approval of Renewal of Investment Advisory Contract. At its December 1, 2008 Board meeting, the Board of Directors approved the renewal of the Fund’s investment advisory agreement with SCM (with Luke E. Sims abstaining). The Board determined that SCM’s performance should be reviewed on an approximate five-year time horizon, and that it was too soon to use performance as a criterion, though the Board was pleased that the Fund’s performance had outperformed the S&P 500 index. The Board then reviewed other factors in determining to retain SCM as investment advisor including, among other things, the nature, extent and quality of services provided by SCM, the cost of services provided by SCM (and benefits to be realized by SCM as a result of its relationship with the Fund), the economics of scale that may be realized as the Fund grows, whether fee level reflects the economies of scale for the benefit of Fund investors, the investment philosophy of SCM, the Fund’s portfolio turnover, best execution and trading costs, personnel considerations, resources available to SCM, SCM’s ability to satisfy compliance obligations and other relevant factors. Overall, the Board determined that is remained satisfied with the nature, extent and quality of services provided by SCM.

Electronic Distribution of Shareholder Reports and Other Communications. If you’d like to receive copies of the Fund’s annual reports, semiannual reports, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com. By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries. If you have a question or comment on any matter not addressed above, please contact the Fund (Eagle Capital Growth Fund, Inc.) at, 205 E. Wisconsin Ave., Suite 120, Milwaukee, WI 53202, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

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ITEM 2.            CODE OF ETHICS

The Fund has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officer of the Fund, all professionals serving as principal financial officer, the principal account officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, and the members of the Fund’s Board of Directors. The Code of Ethics for Financial Professionals has been posted on the Fund’s website at www.eaglecapitalgrowthfund.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that Neal F. Zalenko qualifies as a financial expert; and that both Carl A. Holth and Benedict J. Smith also qualify as financial experts. Benedict J. Smith, Carl A. Holth, and Neal F. Zalenko are independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees. Plante & Moran, PLLC was paid $21,000 for the calendar year ended December 31, 2008, and $18,250 for the calendar year ended December 31, 2007 by the Fund for audit fees.

Audit-Related Fees. Plante & Moran, PLLC was not paid any audit-related fees by the Fund in either of the last two calendar years.

Tax Fees. Plante & Moran, PLLC was paid $6,100 for the calendar year ended December 31, 2008 and $5,400 for calendar year ended December 31, 2006 by the Fund for tax fees, for services in connection with the preparation of the Fund’s tax returns and assistance with IRS notice and tax matters.

All other Fees. Plante & Moran, PLLC was paid $1,500 for a review of the Semiannual Report for the Fund in 2008. No other fees were paid to Plante & Moran, PLLC for the last two years.

“Audit fees’ are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of the Fund’s financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. “Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements. “Tax fees” are fees for tax compliance, tax advice, and tax planning. All other Fund fees are fees belled for any services not included in the first three categories.

None of the services covered under the captions “Audit-Related Fees”, “Tax Fees”, and “All Other Fees” with respect to Plante & Moran, PLLC were provided under the de minimis exception to Audit Committee approval of 17 CFR 210.2-01© 7(i)© and (ii) Plante & Moran, PLLC was not engaged during the last two fiscal years to provide non-audit services to the Fund (other than those referenced above) or to the Fund’s investment advisor, Sims Capital Management LLC, or any of its affiliates that provide services to the Fund (“Other Non-Audit Services”). Under the Audit Committee charter, the Audit Committee must approve in advance all non-audit services of the Fund and all Other Non-Audit Services. The Audit Committee has not adopted “pre-approval policies and procedures” as such term is used in 17 CFR 210.2-01(c)(7)(i)(B) and (ii).

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The Fund’s Board of Directors has separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Neal F. Zalenko, Carl A. Holth, and Benedict J. Smith.

ITEM 6.	SCHEDULE OF INVESTMENTS

The Fund’s schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.           DISCLOSURE OF PROXY VOTING AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Sims Capital Management LLC, a Wisconsin limited liability company (the “Advisor”), is the investment advisor for the Fund. The Fund and the Advisor, are parties to an Investment Advisory Agreement dated as of February 16, 2007 (the “Advisory Agreement”). The Fund is one of the Advisors two advisory clients.

The Advisor’s authority to vote the proxies of the Fund is established through the Investment Advisory Agreement. It has adopted the following policies and procedures:

The Advisor will vote proxies for its clients and, therefore, will adhere to the following requirements:

A.General Statement of Policy. When the Advisor votes proxies, it generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or sells the stock prior to the meeting). The Advisor believes that following the “Wall Street Rule” is consistent with the economic best interests of its clients. Consistent with its care of duty, the Advisor monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest. In the rare circumstances that the Advisor would vote against management’s recommendations, a detailed explanation as to the reason for divergence with the such recommendation would be put into writing and maintained in the client file.

B.            Conflicts of Interest. There may be instances where the interests of the Advisor may conflict or appear to conflict with the interest of its clients. For example, the Advisor may manage a pension plan of a company whose management is soliciting proxies and there may be a concern that the Advisor would vote in favor of management because of its relationship with the Advisor. In such situations, the Advisor will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with its pre-determined voting policy; the “Wall Street Rule”, but only are the disclosing the conflict to clients and affording the clients the opportunity to direct the Advisor in the voting of such securities.

C.	Record Keeping. The Advisor will maintain records with respect to proxy voting:
1. A copy of this proxy voting policy;

2. A copy of all proxy statements received (the Advisor may rely on the EDGAR system to satisfy this requirement);

3. A record of each vote cast on behalf of a client (the Advisor may rely on a third party to satisfy this requirement);

4. A copy of any document prepared by the Advisor that was material to making a voting decision or that memorializes the basis for that decision;

5. A copy of each written client request for information on how the Advisor voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted proxies on behalf of the requesting client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Luke E. Sims

President and Chief Executive Officer (since 2007) and Director of the Fund (since 2002). Luke Sims has been a partner in the law firm of Foley & Lardner since 1984. Luke Sims is a 50% equity owner in the Advisor.

David C. Sims

Chief Financial Officer and Chief Compliance Officer of the Fund (since 2007). President and operating manager and 50% equity owner of the Advisor.

The Advisor is also the investment advisor of Peregrine Investment Fund LLC (“Peregrine”), a private investment fund, with approximately $1.4 million assets under management as of December 31, 2008. Peregrine has similar investment objectives to the Fund. The Advisor receives an investment advisory fee from Peregrine of one and one-half percent of its assets under management. To the extent investment opportunities arise in which both the Fund and Peregrine will invest and in which the amount to be purchased is limited, the investment will be made pro rata based on the respective asset size of the Fund and Peregrine.

With respect to the Fund, Luke Sims is the principal decision maker with respect to the Fund’s portfolio, and David Sims participates in the decision-making process. With respect to Peregrine, David Sims is the principal decision maker with respect to Peregrine’s portfolio, and Luke Sims participates in the decision-making process.

Luke Sims receives no compensation as an officer of the Fund or from the Advisor. David Sims receives no compensation as an officer of the Fund and a fixed salary from the Advisor (not tied to the Fund’s or Peregrine’s performance) out of the respective investment advisory fees paid by the Fund and Peregrine.

Dollar range of equity securities of the Fund. beneficially owned as of December 31, 2008, by Luke Sims is in excess of $1 million and by David Sims is between $100,000-$500,000.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares of registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after registrant last provided disclosure in response to Item 407(c)(2) in registrant’s 2009 proxy statement.

ITEM 11.	CONTROLS AND PROCEDURES.

          (i) As of February 1, 2009, an evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) was performed under the supervision and with the participation of the registrant’s President and Chief Executive Officer (the principal executive officer) and the Chief Financial Officer (the principal financial officer). Based on that evaluation, the registrant’s President and Chief Executive Officer and Chief Financial Officer concluded that the registrant’s controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time periods required by the Commission’s rules and forms, and that information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, or persons performing similar functions as appropriate, to allow timely decisions regarding required disclosure.

(ii) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(A)(1)	Not Applicable.

(A)(2)               Separate certification of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.--- attached hereto as Exhibit 99.1.

(B)                   Certification pursuant to Rule 30a-2(b) and 18 U.S.C. Section 1350, --- attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE CAPITAL GROWTH FUND, INC.

By: /s/ Luke E. Sims

Luke E. Sims

President and Chief Executive Officer

Date: February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By: /s/ Luke E. Sims

Luke E. Sims

President and Chief Executive Officer (principal executive officer)

By: /s/ David C. Sims

David C. Sims

Chief Financial Officer (principal financial officer)

Date: February 26, 2009